SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        10/25/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J5 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On October 25, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         10/25/01
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        10/25/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       October 25, 2001

DISTRIBUTION SUMMARY

                                     Beg
           Original    Current Principal      Principal
  Class Face Value                Amount          Amount
A-1         53578000               53,578           447,378.10
A-2         53578000               53,578           447,378.10
A-3         45924000               45,924           383,466.94
A-4         45924000               45,924            NA
A-5         24100000               24,100                        -
A-6         15000000               15,000                        -
A-7         22333000               22,333                        -
PO            998291                    9               1,066.52
IO         194056029             194,056,            NA
M-1          3349800                 3,34               2,615.86
M-2          1675000                 1,67               1,308.01
M-3          1228300                 1,22                 959.18
B-1           558300                    5                 435.98
B-2           558300                    5                 435.98
B-3           446755                    4                 348.87
R-1              100                                      100.00
R-2              100                                      100.00
TOTAL:     223327946             223,327,        1,285,593.54

            Current
        Pass-Through            Interest
Class          Rate      Distributed (1)
A-1         5.75000%                    256,727.92
A-2         6.25000%                    279,052.08
A-3         4.08125%                    156,189.44
A-4         4.41875%                    169,105.56
A-5         6.75000%                    135,562.50
A-6         6.70000%                     83,750.00
A-7         6.75000%                    125,623.13
PO               NA                                  -
IO          0.43226%                     69,902.58
M-1         6.75000%                     18,842.63
M-2         6.75000%                       9,421.88
M-3         6.75000%                       6,909.19
B-1         6.75000%                       3,140.44
B-2         6.75000%                       3,140.44
B-3         6.75000%           $2,513.00
R-1         6.75000%               $0.69
R-2         6.75000%               $0.56
TOTAL:                     $1,319,882.04


                            Certificate          Ending
        Realized Los            Interest    Current Prin
          Principal           Shortfall          Amount
Class
A-1                                             53,130,621.90
A-2                                             53,130,621.90
A-3                                             45,540,533.06
A-4      NA                                     45,540,533.06
A-5                                             24,100,000.00
A-6                                             15,000,000.00
A-7                                             22,333,000.00
PO                                   NA             997,224.17
IO              NA                            192,801,482.05
M-1                                              3,347,184.14
M-2                                              1,673,691.99
M-3                                              1,227,340.82
B-1                                                 557,864.02
B-2                                                 557,864.02
B-3                                                 446,406.13
R-1                                                              -
R-2                                                              -
TOTAL:                                        222,042,352.15
AMOUNTS PER $1,000 UNIT
                                                               Ending
                                    Prin             Int    Curr Prin
Class   Cusip               Distribution    Distribution       Amount
A-1     36185NLW8              8.35003360      4.79166673 991.64996640
A-2     36185NLX6              8.35003360      5.20833327 991.64996640
A-3     36185NLY4              8.35003353      3.40104172 991.64996647
A-4     36185NLZ1              0.00000000      3.68229161 991.64996647
A-5     36185NMA5              0.00000000      5.625000001000.00000000
A-6     36185NMB3              0.00000000      5.583333331000.00000000
A-7     36185NMC1              0.00000000      5.625000221000.00000000
PO      36185NME7              1.06834613      0.00000000 998.93165387
IO      36185NMF4              0.00000000      0.36021854 993.53513026
M-1     36185NMJ6              0.78090035      5.62500149 999.21909965
M-2     36185NMK3              0.78090037      5.62500299 999.21909963
M-3     36185NML1              0.78090043      5.62500204 999.21909957
B-1     36185NMU1              0.78090632      5.62500448 999.21909368
B-2     36185NMV9              0.78090632      5.62500448 999.21909368
B-3     36185NMW7              0.78089781      5.62500699 999.21910219
R-1     36185NMG2           1000.00000000      6.91880746   0.00000000
R-2     36185NMH0           1000.00000000      5.60000000   0.00000000

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J5


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA